Exhibit 10(d)(i) to the Annual Report
                                          on Form 10-K of W.W. Grainger, Inc.
                                          for the year ended December 31, 1998



                               W.W. GRAINGER, INC.
                               DIRECTOR STOCK PLAN
                           AS AMENDED DECEMBER 9, 1998


Article 1.  Establishment, Objectives, and Duration.

         1.1. Establishment of the Plan. W.W. Grainger, Inc., an Illinois corporation (the "Company"), hereby establishes its Director Stock Plan (the "Plan").

         1.2. Objectives of the Plan. The objectives of the Plan are to enhance the ability of the Company to attract and retain the best-qualified directors, to increase the identity of interest between directors and the Company's shareholders, and to provide additional incentives for directors to maximize the long-term success of the Company's business.

         1.3. Duration of the Plan. The Plan became effective on April 30, 1997 (the "Effective Date"). Subject to the right of the Board to amend or terminate the Plan pursuant to Article 14, (i) Awards may be granted from time to time on or after the Effective Date so long as Shares reserved for delivery under
Section 4.1 remain available and (ii) Compensation earned by the Outside Directors from time to time after the Effective Date may be deferred.

Article 2.  Definitions.

         2.1.     "Account": see Section 8.1.

         2.2. "Award" means, individually or collectively, a grant by the Committee under this Plan of Options, Restricted Stock, Stock, and Stock Units, whether formula-based or otherwise.

         2.3. "Annual Meeting" means an annual meeting of the shareholders of the Company.

         2.4. "Award Agreement" means an agreement between the Company and an Outside Director setting forth the terms applicable to an Award. Except as otherwise provided in the Plan, the terms of an Award Agreement need not be the same for each Outside Director, nor for each grant, and may reflect distinctions based on the reasons for termination of Service.

         2.5. "Board" means the Board of Directors of the Company.

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         2.6. "Change in Control" means any one or more of the following events:

                  (i)  approval by the shareholders of the Company of:

                           (A) any merger,  reorganization  or  consolidation of
                  the Company or any Subsidiary with or into any corporation or other Person if Persons who were the beneficial owners (as such term is used in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Act")) of Common Stock and securities of the Company entitled to vote generally in the election of directors ("Voting Securities") immediately before such merger, reorganization or consolidation are not, immediately thereafter, the beneficial owners, directly or indirectly, of at least 60% of the then-outstanding common shares and the combined voting power of the then-outstanding Voting Securities ("Voting Power") of the corporation or other Person surviving or resulting from such merger, reorganization or
                  consolidation   (or  the  parent   corporation   thereof)   in
                  substantially the same respective proportions as their beneficial ownership, immediately before the consummation of such merger, reorganization or consolidation, of the then-outstanding Common Stock and Voting Power of the Company;

                           (B) the sale or other disposition of all or substantially all of the consolidated assets of the Company, other than a sale or other disposition by the Company of all or substantially all of its consolidated assets to an entity of which at least 60% of the common shares and the Voting Power outstanding immediately after such sale or other disposition are then beneficially owned (as such term is used in Rule 13d-3 under the Act) by shareholders of the Company in substantially the same respective proportions as their beneficial ownership of Common Stock and Voting Power of the Company immediately before the consummation of such sale or other disposition; or

                           (C)  a liquidation or dissolution of the Company;

         provided, however, that if the consummation of an event described in this paragraph (i) (a "Transaction") is subject to an Other Party Approval Requirement (as defined below), the approval of such Transaction by the shareholders of the Company shall not be deemed a Change in Control until the first date on which such Other Party Approval Requirement has been satisfied. For this purpose, "Other Party Approval Requirement" means a requirement expressly set forth in a Transaction Agreement (as defined below) between the Company and another Person to the effect that such Person shall obtain the approval of one or more elements of the Transaction by the stockholders, members, partners, or other holders of equity interests of such Person (or of a parent of such Person) prior to the consummation of such Transaction in order to comply with the mandatory provisions of (x) the law of the jurisdiction of the

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

         incorporation or organization of such Person (or its parent) or (y) the articles of incorporation or other charter or organizational documents of such Person (or its parent) that are applicable to such Transaction. For this purpose, "Transaction Agreement" means a written agreement that sets forth the terms and conditions of the Transaction;

                  (ii)  the  following  individuals  cease  for  any  reason  to constitute a majority of the directors of the Company then serving: individuals who, on the Effective Date, constitute the Board and any subsequently appointed or elected director of the Company (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds of the Company's directors then in office whose appointment, election or nomination for election was previously so approved or recommended or who were directors on the Effective Date; or

                  (iii) the acquisition or holding by any person, entity or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act, other than by any Exempt Person (as defined below), the Company, any Subsidiary, any employee benefit plan of the Company or a Subsidiary) of beneficial ownership (within the meaning of Rule 13d-3 under the Act) of 20% or more of either the Company's then-outstanding Common Stock or Voting Power; provided that:

                           (A) no such  person,  entity or group shall be deemed
                  to own beneficially any securities held by the Company or a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary;

                           (B) no  Change  in  Control  shall be  deemed to have
                  occurred solely by reason of any such acquisition if both (x) after giving effect to such acquisition, such person, entity or group has beneficial ownership of less than 30% of the then-outstanding Common Stock and Voting Power of the Company and (y) prior to such acquisition, at least two-thirds of the directors described in (and not excluded from) paragraph (ii) of this definition vote to adopt a resolution of the Board to the specific effect that such acquisition shall not be deemed a Change in Control; and

                           (C) no  Change  in  Control  shall be  deemed to have
                  occurred solely by reason any such acquisition or holding in connection with any merger, reorganization or consolidation of the Company or any Subsidiary which is not a Change in Control within the meaning of paragraph (i)(A) above.

         2.7. "Committee" means the Compensation Committee of the Board, which shall be comprised entirely of Outside Directors.

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

         2.8.     "Company": see Section 1.1.

         2.9. "Compensation" means all retainer, meeting, committee, and chair fees payable in cash to an Outside Director for Service.

         2.10.    "Deferral Election": see Section 10.2.

         2.11.    "Director" means any member of the Board.

         2.12.    "Distribution Election": see Section 8.6.

         2.13.    "Effective Date": see Section 1.3.

         2.14.    "Exempt Person" means any one or more of the following:

                  (i) any descendant of W.W. Grainger (deceased) or any spouse, widow or widower of any such descendant (any such descendants, spouses, widows and widowers collectively defined as the "Grainger Family Members");

                  (ii) any descendant of E.O. Slavik (deceased) or any spouse, widow or widower of any such descendant (any such descendants, spouses, widows and widowers collectively defined as the "Slavik Family Members" and with the Grainger Family Members collectively defined as the "Family Members");

                  (iii) any trust which is in existence on the Effective Date and which has been established by one or more Grainger Family Members, any estate of a Grainger Family Member who died on or before the Effective Date, and The Grainger Foundation (such trusts, estates and named entity collectively defined as the "Grainger Family Entities");

                  (iv) any trust which is in existence on the Effective Date and which has been established by one or more Slavik Family Members, any estate of a Slavik Family Member who died on or before the Effective Date, Mark IV Capital, Inc., and Mountain Capital Corporation (such trusts, estates and named entities collectively defined as the "Slavik Family Entities" and with the Grainger Family Entities collectively defined as the "Existing Family Entities");

                  (v) any estate of a Family Member who dies after the Effective Date or any trust established after the Effective Date by one or more Family Members or Existing Family Entities; provided that one or more Family Members, Existing Family Entities or charitable organizations which qualify as exempt organizations under Section 501(c) of the Code ("Charitable Organizations"), collectively, are the beneficiaries of at least 50% of the actuarially determined beneficial interests in such estate or trust;

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
                  (vi) any Charitable  Organization  which is established by one
         or  more  Family  Members  or  Existing   Family  Entities  (a  "Family
         Charitable Organization");

                  (vii) any corporation of which a majority of the voting power and a majority of the equity interest is held, directly or indirectly, by or for the benefit of one or more Family Members, Existing Family Entities, estates or trusts described in clause (v) above, or Family Charitable Organizations; or

                  (viii) any partnership or other entity or arrangement of which a majority of the voting interest and a majority of the economic interest is held, directly or indirectly, by or for the benefit of one or more Family Members, Existing Family Entities, estates or trusts described in clause (v) above, or Family Charitable Organizations.

         2.15.    "Expiration Date": see Section 5.4.

         2.16. "Fair Market Value" means, as of any specified date, the closing price of the Shares on the New York Stock Exchange, or any other national stock exchange or national market system on which the Shares are then traded, on the last trading day on which the Shares were traded prior to such specified date.

         2.17. "Option" means an option to purchase Shares granted under
 Article 5.

         2.18. "Option Price" means the price at which a Share may be purchased under an Option.

         2.19. "Outside Director" means a Director who is not an employee of the Company or a Subsidiary.

         2.20. "Period of Restriction" means the period established by the Committee in its discretion during which the transfer of Restricted Stock is limited in some manner, and the Shares are subject to a substantial risk of forfeiture, all as provided in Article 6.

         2.21 "Person" means any individual, corporation, partnership, limited liability company, sole proprietorship, trust or other entity.

         2.22.    "Restricted Stock" means an Award granted under Article 6.

         2.23. "Service" means an Outside Director's service on the Board or any Board committee.

         2.24.    "Shares" means shares of common stock of the Company.

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

         2.25.    "Stock" means an Award of Shares granted under Article 7.

         2.26. "Stock Units" means the units in which an Account is denominated. A Stock Unit is an unsecured obligation of the Company that is intended, subject to the terms of Article 8, to represent the economic equivalent of one Share.

         2.27. "Subsidiary" means any corporation, partnership, joint venture, limited liability company, or other entity in which the Company owns directly or indirectly securities representing a majority of the aggregate voting power.

Article 3.  Administration.

         3.1. General. The Plan shall be administered by the Committee. Except as may be limited by law, the articles of incorporation or bylaws of the Company, or the Plan, the Committee shall have full power and discretion to determine the amounts, types and terms of Awards; to determine the terms of any Award Agreement; to construe and interpret the Plan and any Award Agreement; to establish, amend, or waive rules for the Plan's administration; to make all other determinations which may be necessary or advisable for the administration of the Plan; and (subject to Section 14.3) to amend the terms of any outstanding Award. To the extent permitted by law, the Committee shall have the authority to delegate administrative duties to officers or Directors of the Company.

         3.2. Decisions Binding. All determinations and decisions made by the Committee under the Plan shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Outside Directors, and their respective estates and beneficiaries.

Article 4.  Shares Subject to Plan.

         4.1. Shares Available for Grants.  Subject to adjustment as provided in
Section 4.2, the number of Shares reserved for delivery under the Plan is 500,000.* If any Shares subject to any Award are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for delivery under the Plan. Shares delivered pursuant to the Plan may be treasury stock or newly issued Shares.

         4.2. Adjustments in Authorized Shares. In the event of any change in corporate capitalization (such as a stock split, stock dividend, spin-off, or other distribution of stock or property of the Company or a Subsidiary), or any merger, consolidation, separation, reorganization (whether or not tax-free) or any partial or complete liquidation of the Company, the Committee may make such adjustment in the number and class of Shares

---------------------------------
*As adjusted to reflect the Company's 1998 two-for-one stock split.

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
which may be delivered under Section 4.1 as it may determine in its discretion to be appropriate.

Article 5.  Options.

         5.1. Award of Options. Subject to the terms of the Plan, Options may be awarded to Outside Directors in such number, upon such terms, and at such time or times as the Committee shall determine in its discretion.

         5.2. Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Option Price, the Expiration Date of the Option, the number of Shares subject to the Option, and such other provisions as the Committee may determine.

         5.3. Option Price. The Option Price for each grant of an Option shall be at least 100% of the Fair Market Value of a Share on the date the Option is granted.

         5.4. Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant (the "Expiration Date"), but in no event after the tenth anniversary of the date of such grant.

         5.5. Exercise of Options. Each Option shall be exercisable at such times prior to the Expiration Date and be subject to such restrictions and conditions as the Committee shall determine in its discretion, including, without limitation, restrictions on the Shares acquired pursuant to the exercise of such Option.

         5.6. Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, and accompanied by full payment for the Shares. Upon the exercise of any Option, the exercise price shall be payable by any one or combination of the following means:

                  (i) cash or its equivalent,

                  (ii) with the prior approval of the Committee, delivery of Shares already owned by the Outside Director and valued at the Fair Market Value thereof at the time of exercise,

                  (iii) with the prior approval of the Committee, a cashless exercise through a broker-dealer approved for this purpose by the Company.

         5.7. Termination of Service. Each Award Agreement shall set forth the extent to which the Outside Director shall have the right to exercise an Option after termination of Service, but in no event shall any Option be exercised after its Expiration Date.

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
         5.8.   Nontransferability  of  Options.  Except  as  may  otherwise  be specified by the Committee in its discretion, no Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than (i) by will, (ii) by the laws of descent and distribution, or (iii) pursuant to a beneficiary designation in accordance with Article 11.

Article 6.  Restricted Stock.

         6.1. Award of Restricted Stock. Subject to the terms of the Plan, Restricted Stock may be awarded to Outside Directors in such number of Shares, upon such terms, and at such time or times as the Committee shall determine in its discretion.

         6.2. Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee may determine.

         6.3. Nontransferability. Except as may otherwise be specified by the Committee in its discretion, Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. Shares of Restricted Stock shall vest and become freely transferable after the end of the applicable Period of Restriction.

         6.4. Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Restricted Stock as it deems advisable, including without limitation a stipulated purchase price for any Share of Restricted Stock. The Company may retain possession of the certificates representing Shares of Restricted Stock until all conditions and/or restrictions applicable to such Shares have been satisfied.

         6.5. Voting Rights. Shares of Restricted Stock shall have the same voting rights as unrestricted Shares.

         6.6. Dividends and Other Distributions. Shares of Restricted Stock shall have the same dividend rights as unrestricted Shares; provided, however, that (i) the Committee may in its discretion provide that dividends shall be reinvested in additional Shares of Restricted Stock based on the Fair Market Value of the Shares on the applicable dividend payment date and on such other terms as may be determined by the Committee in its discretion and (ii) the Committee may impose any restrictions it deems appropriate on dividends payable in any form other than cash.

         6.7. Termination of Service. The extent, if any, to which the Outside Director shall have the right to receive unvested Shares of Restricted Stock following termination of the Outside Director's Service shall be set forth in each Restricted Stock Award Agreement and, subject to Section 14.3, may subsequently be modified by the Committee in its discretion.

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
Article 7.  Stock.

         7.1. Award of Stock. Subject to the provisions of the Plan, Shares of Stock may be awarded to Outside Directors in such number, upon such terms, and at such time or times as the Committee shall determine in its discretion.

         7.2. Award Agreement. Each Stock Award may, but need not, be evidenced by an Award Agreement that shall specify the number of Shares to which the Award pertains, the purchase price (if any), and such other provisions as the Committee shall determine.

Article 8.  Stock Units and Accounts.

         8.1. Accounts. One or more accounts (each, an "Account") shall be created and maintained on the books of the Company for each Outside Director to which shall be credited all Stock Units that may be attributed to such Outside Director from time to time in connection with (i) Awards of Stock Units by the Committee pursuant to Article 9, (ii) deferrals of Compensation by such Outside Director pursuant to Article 10, or (iii) the automatic reinvestment of dividend equivalents pursuant to Section 8.3. Accounts shall be maintained solely for accounting purposes and shall not require a segregation of any assets of the Company.

         8.2. Vesting. Stock Units awarded by the Committee pursuant to Article 9 shall become vested and nonforfeitable upon such terms as the Committee may determine. Stock Units credited to an Outside Director's Account by reason of his or her election to defer Compensation pursuant to Article 10 shall at all times be fully vested and nonforfeitable. Any additional Stock Units resulting from the crediting of dividend equivalents to an Outside Director's Account or Accounts pursuant to Section 8.3 shall be vested and nonforfeitable to the same extent and at the same time or times as the underlying Stock Units giving rise to such dividend equivalents.

         8.3. Dividend Equivalents. Dividend equivalents shall be earned on Stock Units and credited to an Outside Director's Account as of any date (a "Dividend Payment Date") on which the Company pays any dividend on the outstanding Shares (a "Dividend").
Such dividend equivalents shall be expressed as a number of Stock Units equal to:

                  (i) the number of Stock Units credited to an Outside Director's Account as of the record date for such Dividend multiplied by the value of the per Share amount of such Dividend (as determined by the Committee in the case of dividends paid other than in cash), divided by:

                  (ii) the Fair Market Value of a Share as of the Dividend Payment Date.

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         8.4.  Amount of  Payment.  The  amount of value  payable  to an Outside
Director on account of a Stock Unit as of the date of any payment determined in accordance with Section 8.5 shall equal the Fair Market Value of a Share as of such date; provided, however, that if the event that gave rise to such the payment is the occurrence of a Change in Control, such amount of value shall equal the greater of (i) the Fair Market Value of a Share as of the date of the Change in Control or (ii) the average Fair Market Value of a Share calculated over the last 10 trading days on which the Shares were traded on the New York Stock Exchange (or other stock exchange or national market system on which the Shares are then listed for trading) ended on the date of the Change in Control.

         8.5. Timing and Method of Payment. The value of vested Stock Units shall be paid to an Outside Director in a lump sum as soon as administratively possible following the first to occur of (i) termination of such Outside Director's service as a Director or such later date that an Outside Director may elect pursuant to a Distribution Election or (ii) the occurrence of a Change in Control. All payments on account of Stock Units shall be made in cash.

         8.6. Distribution Elections. The Committee may in its discretion permit the Outside Director to specify in a written notice delivered to the Secretary of the Company (a "Distribution Election") such Outside Director's election with respect to (i) when payment to such Outside Director in respect of Stock Units (whether resulting from an Award under Article 9 or from deferrals pursuant to Article 10) shall commence (except as may otherwise be provided in Section 8.5), and (ii) whether such payment shall be in a lump sum or in such number of annual installments as the Outside Director may designate, subject to a maximum number of installments that the Committee shall determine from time to time, but not in excess of ten (10). To the extent the Committee permits Distribution Elections, an Outside Director may make or change such a Distribution Election as to the entire balance of his or her Account at any time or from time to time, but only by a Distribution Election filed with the Company no later than December 31 of the year next preceding such Outside Director's termination of service as a Director. Any Distribution Election that is not made or changed timely shall be disregarded.

         8.7. Nontransferability of Stock Units. Except as may otherwise be specified by the Committee in its discretion, no Stock Unit may be transferred in any manner other than (i) by will, (ii) by the laws of descent and distribution, or (iii) pursuant to a beneficiary designation in accordance with
Article 11.

         8.8. Unsecured Obligation. An Outside Director shall be a general unsecured creditor of the Company with respect to all Stock Units credited to his or her Account or Accounts. The Committee may, but is not required to, establish a so-called "rabbi" trust or similar mechanism to fund the Company's obligations under this Plan; provided, however, that any funds contained therein shall remain subject to the claims of the Company's general creditors.



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Article 9.  Award of Stock Units by the Committee.

         9.1. Award of Stock Units. Subject to the terms of the Plan, Stock Units may be awarded to Outside Directors in such number, upon such terms, and at such time or times as the Committee shall determine in its discretion. Stock Units may be awarded in substitution for, or replacement of, the rights or interests (whether vested or unvested) of Outside Directors under other plans of the Company.

         9.2. Award Agreement. Each Stock Unit Award shall be evidenced by an Award Agreement that shall specify the number of Stock Units to which the Award pertains, the vesting of such Stock Units, the extent (if any) to which a payment is to be made in respect of Stock Units that are unvested upon the termination of an Outside Director's Service, and such other provisions as the Committee shall determine.

Article 10.       Deferrals by Outside Directors.

         10.1. Deferral Election. An Outside Director may elect to defer receipt of all or any specified portion of any Compensation payable to him or her, and to have such amounts credited to his or her Account in accordance with Section 10.3; provided, however, that the Committee may in its discretion (i) provide that any such election shall be subject to the prior approval of the Committee or (ii) suspend the right of all Outside Directors to defer receipt of Compensation to be received after the date of such suspension.

         10.2. Timing of Deferral Election. A deferral election shall be made by written notice (a "Deferral Election") filed with the Secretary of the Company:

                  (i) on or before the Effective Date (covering Compensation to be earned after the Effective Date),

                  (ii) no more than 30 days after an Outside Director is first elected or appointed to the Board (covering Compensation to be earned at any time after the filing of such election),

                  (iii) on or before the date of any Annual Meeting (covering Compensation to be earned after such Annual Meeting), or

                  (iv) on or before such other date or dates as may be approved in advance by the Committee (covering Compensation earned for such period or periods commencing after such other date as may be specified by the Committee).

         Subject to Section 8.6, a Deferral Election may be accompanied by a Distribution Election. Subject to Section 10.1, any Deferral Election shall continue in effect (including with respect to the Compensation relating to subsequent periods) unless and until revoked or modified by a new Deferral Election filed with the Secretary of the Company.


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Amounts credited to an Outside Director's Account prior to the effective date of any such revocation or modification of a Deferral Election shall not be affected by such revocation or modification. An Outside Director who has revoked a Deferral Election may file a new Deferral Election to defer Compensation relating exclusively to services to be rendered during the calendar year following the year in which such new Deferral Election is filed with the Company.

         10.3. Deferrals Credited to Account. Any Compensation deferred by an Outside Director pursuant to this Article 10 shall be allocated to his or her Account and deemed to be invested in a number of Stock Units equal to (i) the amount of such Compensation divided by (ii) the Fair Market Value of a Share on the date Compensation would otherwise have been paid.

Article 11.  Beneficiary Designation.

         Unless the Committee in its discretion determines otherwise, each Outside Director may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in the event of such Outside Director's death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by such Outside Director, shall be in a form prescribed by the Company, and will be effective only when filed by the Outside Director in writing with the Company during the Outside Director's lifetime. In the absence of any such designation, benefits remaining unpaid at the Outside Director's death shall be paid to his or her estate.

Article 12.  Tax Withholding.

         If any federal, state, and local tax withholding may be required in respect of the grant, vesting or exercise of any Award or the settlement of any Stock Unit (any such event, "Taxable Event"), the Company shall have the authority to withhold, or require an Outside Director to remit to the Company, an amount sufficient to satisfy such tax withholding. The Company may defer the payment of cash or delivery of Shares in connection with a Taxable Event until such withholding requirements have been satisfied. The Committee may, in its discretion, permit an Outside Director to elect, subject to such conditions as the Committee may require, to have the Company withhold Shares otherwise deliverable pursuant to the Plan and having a Fair Market Value sufficient to satisfy all or part of any Outside Director's estimated total federal, state, and local tax obligation associated with a Taxable Event.

Article 13.  Rights of Directors.

         Nothing in the Plan shall interfere with or limit in any way the right of the Company's shareholders to terminate any Outside Director's Service at any time, nor confer upon any Outside Director any right to continue in Service.

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Article 14.  Amendment, Modifications, and Termination.

         14.1. Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company's shareholders, except that no such amendment shall increase the number of Shares available for delivery under the Plan, change the minimum Option Price or maximum term of an option, or change the requirements relating to the composition of the Committee.

         14.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In connection with any unusual or nonrecurring events (including, without limitation, the events described in Section 4.2) affecting the Company or of changes in applicable laws, regulations, or accounting principles, the Committee may in its discretion adjust:

                  (i) the terms of Options, Restricted Stock, Stock and Stock Units (including, without limitation, in the number, class and/or price of Shares or Stock Units subject to, or to be distributed in connection with, outstanding Awards or Stock Units) and

                  (ii) the criteria specified in the Award Agreements related to outstanding Awards,

whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan.

         14.3. Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any previously granted Award, without the written consent of the Outside Director holding such Award.

Article 15.  Nonalienability.

         Except as may otherwise be specified by the Committee in its discretion, no Award, Stock Unit, nor any right to a payment of Stock Units pursuant to Section 8.5 shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Outside Director or the Outside Director's beneficiary, other than (i) by will, (ii) by the laws of descent and distribution, or (iii) pursuant to a beneficiary designation in accordance with
Article 11.

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Article 16.  Successors.

         All obligations of the Company under the Plan shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. The Company and such successor shall be jointly and severally liable for all of the Company's obligations under the Plan.

Article 17.  Legal Construction.

         17.1. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         17.2. Articles and Sections. Except where otherwise indicated by the context, any reference to an "Article" or "Section" shall be to an Article or Section of this Plan.

         17.3. Severability. If any part of the Plan is declared to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any part of the Plan so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such part to the fullest extent possible while remaining lawful and valid.

         17.4. Legal Compliance. If the Company determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award or Deferral Election would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national securities exchange or national market system on which are then listed any of the Company's equity securities, then the Company may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date. If the Company deems necessary to comply with any applicable securities law, the Company may require a written investment intent representation by an Outside Director and may require that a restrictive legend be affixed to certificates for Shares delivered pursuant to the Plan.

         17.5. Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Illinois, without regard to the conflict of laws principles thereof.


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